Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                      filed for ALL series.

15.A) Custodian/Sub-custodian: Societe Generale de Banques en Cote
d'Ivoire
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Abidjan             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Senegal          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                       This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for ALL series.

15.A) Custodian/Sub-custodian: Nedcor Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Braamfontein                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: South Africa  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                       filed for ALL series.

15.A) Custodian/Sub-custodian: Societe Generale de Banques en Cote
d'Ivoire
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Abidjan      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Togo           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                       filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Uganda Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uganda           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                      This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Arab Emirates Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

Sector Funds


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: United Overseas Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Singapore                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Singapore 	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X



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                              SCREEN NUMBER:  9

Sector Funds


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank N.V.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Amsterdam                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Netherlands		Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                              SCREEN NUMBER:  9

Sector Funds


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank Pty.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Melbourne        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Australia     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


 Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9

Sector Funds


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: Euroclear
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Brussels               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Euroclear	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


Sector Funds


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for ALL series.

15.A) Custodian/Sub-custodian: HVB Serbia and Montenegro a.d.
  B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Belgrade       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Serbia 	Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X



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                              SCREEN NUMBER:  9